UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2010

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

801 International Parkway, 5th Floor, Lake Mary, FL 32746

(Address of Principal Executive Offices)

(407) 566-9310

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

(a)           N/A

(b)

On September 17, 2010, U.S. Precious Metals, Inc. (the “Company”) received written notice of the resignation of Jesus Oliveras as Chief Financial Officer, Secretary and Treasurer of the Company, effective as of that date.  Mr. Oliveras will be replaced as Chief Financial Officer and Secretary Treasurer by Jack Wagenti, age 73, the current Chairman of the Company, but will remain on the board of directors.

Mr. Wagenti was elected to Board on August 9, 2010 and appointed as its Chairman on August 13, 2010.  Mr. Wagenti was previously elected Chairman of the Board and Chief Executive Officer in December 2007 and subsequently resigned in October 2008. Mr. Wagenti had been Chief Financial Officer/Secretary/Treasurer from May of 2002 until  the December 2007 appointment.  Mr. Wagenti has been Director of International Power Group since October of 2004 and resigned September 2008. From 1996 to May 2009, Mr. Wagenti has served in varying capacities of American International Ventures, Inc., a company trading on the Over the Counter Bulletin Board and Pink Sheet market. Mr. Wagenti resigned as a Director in May of 2009 as a Director of American International Ventures, Inc.

There are no family relationships between Mr. Wagenti and any other executive officers or directors of the Company.  Mr. Wagenti was not selected as Chief Financial Officer pursuant to any arrangement or understanding with any other person, and does not have any reportable transactions under Item 404(a) of Regulation S-K.

(c)           N/A

(d)           N/A

(e)           N/A

(f)           N/A

Item 9.01. Financial Statements and Exhibits.

(a) – (c)

N/A

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ David Burney
Name: David Burney
Title: President
Date: September 17, 2010

 About U.S. Precious Metals, Inc. :

USPR is a mineral exploration company headquartered in Lake Mary, Florida and operating in Mexico through its Mexican subsidiary, U.S. Precious Metals de Mexico, S.A. de C.V.  USPR owns significant exploration and exploitation rights to approximately 37,000 acres of land in Michoacan, Mexico.  USPR’s common stock is quoted on the OTC Bulletin Board under the symbol “USPR.”

Statements contained herein that are not based upon current or historical fact are forward-looking statements. Such forward-looking statements relate to future events and future operating results, performance, prospects and opportunities. The use of terms such as “anticipate,” “believe,” “estimate,” “plan,” “intend” and “expect” and similar expressions, as they relate to USPR, or its management, and include statements regarding our belief that actions we have taken will  insure the Company is well-positioned to implement its exploration and productions plans. These forward-looking statements are based on information currently available to USPR and USPR's current plans, intentions and expectations. Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause USPR’s actual results, performance, prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in USPR’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, filed with the U.S. Securities and Exchange Commission on September 16, 2009,  as well as the quarterly 10-Q Reports filed during the last three quarters of fiscal year 2010. Except as required by the Federal securities law, USPR does not undertake any obligation to revise or update any forward-looking statements contained herein after the date hereof.

SOURCE: U.S. Precious Metals, Inc.

CONTACT:

U.S. Precious Metals, Inc.

Jack Wagenti, Acting Chairman of the Board

(407) 566-9310

http://www.usprgold.com